                     SUPPLEMENT DATED DECEMBER 27, 1996 TO
                        PROSPECTUS DATED MAY 1, 1996 FOR

                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                       NATIONWIDE VA SEPARATE ACCOUNT - C

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

Effective January 1, 1997, all references in the prospectus to the Contract Maintenance Charge are hereby eliminated to the extent permitted by state law. Specifically, the following provisions are amended due to the elimination of the Contract Maintenance Charge:

1. The "Summary of Contract Expenses" on page 5 of the prospectus is hereby amended to change the Maximum Contract Maintenance Charge from $30 to $0 and to eliminate Footnote 2.

2. The "Example" located on page 6 of the prospectus is hereby amended as follows:

                                    EXAMPLE

The following charge depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 initial Purchase Payment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

  ---------------------------------------------------------------------------------------------------------------------
                            If you surrender your      If you surrender your Contract  If you annuitize your Contract
                          Contract at the end of the    at the end of the applicable    at the end of the applicable
                            applicable time period              time period                      time period
  ---------------------------------------------------------------------------------------------------------------------
                         1 Yr. 3 Yrs. 5 Yrs.  10 Yrs. 1 Yr.   3 Yrs.  5 Yrs.  10 Yrs.  1 Yr.  3 Yrs. 5 Yrs.   10 Yrs.
  ---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Fund-
  Equity Income           90    107     133     230     20      62      106     230      *      62     106      230
  Portfolio
  ---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Fund-
  Overseas Portfolio      93    116     149     262     23      71      122     262      *      71     122      262
  ---------------------------------------------------------------------------------------------------------------------
  NSAT-Money Market
  Fund                    89    104     129     220     19      59      102     220      *      59     102      220
  ---------------------------------------------------------------------------------------------------------------------
  NSAT-Total Return
  Fund                    89    104     128     219     19      59      101     219      *      59     101      219
  ---------------------------------------------------------------------------------------------------------------------
  The One(R) Group
  Investment Trust        94    119     154     272     24      74      127     272      *      74     127      272
  -Asset Allocation Fund
  ---------------------------------------------------------------------------------------------------------------------
  The One(R) Group
  Investment Trust        92    111     141     245     22      66      114     245      *      66     114      245
  -Government Bond Fund
  ---------------------------------------------------------------------------------------------------------------------
  The One(R) Group
  Investment Trust        93    116     149     261     23      71      122     261      *      71     122      261
  -Large Company Growth
  Fund
  ---------------------------------------------------------------------------------------------------------------------
  The One(R) Group
  Investment Trust        93    116     149     261     23      71      122     261      *      71     122      261
  -Growth
  Opportunities  Fund
  ---------------------------------------------------------------------------------------------------------------------

* The Contracts sold under this prospectus do not permit annuitizations during the first two Contract Years.


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3.       All references to the Contract Maintenance Charge in the second paragraph of the "Synopsis" located on page 7 of the prospectus are eliminated. The second paragraph of the "Synopsis" is amended to read as follows:

         The Company will assess an Administration Charge equal to an annual rate of 0.05% of the daily net asset value of the Variable Account. This charge is used to reimburse the Company for administrative expenses related to the issuance and maintenance of the Contracts. The Company does not expect to recover from this charge an amount in excess of accumulated administrative expenses (see "Administrative Charge").

4. All references to the Contract Maintenance Charge are eliminated from the "Contract Maintenance Charge and Administration Charge" provision located on page 13 of the prospectus. The provision now reads as follows:

Administration Charge

The Company assesses an Administration Charge equal on an annual basis to 0.05% of the daily net asset value of the Variable Account. The deduction of the Administration Charge is made from each Sub-Account in the same proportion that the Contract Value in each Sub-Account bears to the total Contract Value in the Variable Account. This charge is designed only to reimburse the Company for administrative expenses related to the issuance and maintenance of the Contracts. The Company will monitor this charge to ensure that it does not exceed annual administration expense.



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